WORLD GOLD TRUST SERVICES, LLC
424 Madison Avenue, New York, NY 10017, USA
Tel: +1 (212) 317 3800, Fax: +1 (212) 688 0410
October 10, 2008
VIA EDGAR
Mr. H. Roger Schwall
Assistant Director
Division of Corporation Finance
Securities and Exchange Commission
100 F Street N.E.
Washington D.C. 20549

Re:	SPDR Gold Trust
Form 10-K for Fiscal Year Ended September 30, 2007
Filed November 23, 2007
File No. 000-32356
Dear Mr. Schwall:
We are submitting this letter in response to the written comments of the Staff of the Securities and Exchange Commission, in a letter addressed to me as, Chief Financial Officer of World Gold Trust Services, LLC, the sponsor (the “Sponsor”) of the SPDR Gold Trust (the “Trust”), dated September 29, 2008 (the “Comment Letter”), with respect to the Trust’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007. We have repeated the numbered comments below and have provided a response to each comment. The Trust is filing an amendment to its Annual Report on Form 10-K to submit the exhibits requested in the second and third comments.
Form 10-K filed November 23, 2007
General
1.	At each place that you refer to the seven year fee reduction period, revise to disclose the actual date of termination or expiration.
In its most recent prospectus, dated August 22, 2008, the Trust provided the actual date of termination or expiration of the seven year fee reduction period. The Trust will provide such date in its Form 10-K for its fiscal year ended September 30, 2008 and its future filings.
Exhibits
2.	We refer you to Instruction 1 to Item 601 of Regulation S-K. It appears that you endeavor to incorporate by reference a number of exhibits that were filed in incomplete form in prior filings with the Commission. As Instruction 1 makes clear, you may not incorporate by reference such incomplete versions of the documents. Accordingly, please amend to file the final, complete version of each such exhibit that is incomplete.

The complete versions of the referenced exhibits have been provided in response to this comment, except with respect to Exhibit 4.2 and Exhibit 10.3, which exhibits are forms of agreements that were signed by each of the 20 authorized participants of the Trust at such time as they agreed to assume that role.
3.	We note your disclosure on page 43 regarding United States Federal Tax Consequences and the statement that the conclusions presented are the opinion of Carter Ledyard & Milburn LLP. To the extent the Form 10-K serves as a Section 10(a)(3) update to your previously filed registration statements, or if you otherwise incorporate it by reference in other filings which require the filing of consents as exhibits, please include counsel’s consent as an exhibit to the Form 10-K.
As indicated in a telephone conversation between our counsel, Steven Glusband, and John Madison, Esq. of the Staff, the Trust’s previously filed registration statements which would have been updated by its Form 10-K for the fiscal year ended September 30, 2007 are no longer effective. The Trust will provide our counsel’s consent in its 10-K for the fiscal year ended September 30, 2008 and in its future Form 10-K filings.
Please be advised that we acknowledge that:
•	World Gold Trust Services LLC, as sponsor for the Trust, is responsible for the adequacy and accuracy of the disclosure in the filing;

•	Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•	the Sponsor on behalf of the Trust may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
If you have any further questions, please do not hesitate to contact our counsel, Steven Glusband, at 212-238-8605.
Very truly yours,
/s/ James Lowe
James Lowe

cc:	T. Levenberg J. Madison S. Glusband A. Salsberg